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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 16, 2001
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                               ALLAIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                 333-68639                     41-1830792
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(State or other jurisdiction)      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


275 Grove Street, Newton, MA                                           02466
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (617) 219-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.
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     On January 16, 2000, Allaire Corporation (the "Company") and Macromedia,
Inc., a Delaware corporation ("Macromedia") announced in a joint press release that they had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") in which the Company has agreed to be acquired by Macromedia (the "Merger"). In connection with the Merger Agreement, the Company and Macromedia have entered into a Stock Option Agreement (the "Stock Option Agreement") pursuant to which the Company has granted Macromedia an option to acquire shares of the Company's common stock, par value $0.01 per share, ("Common Stock") equal to 19.9 percent of the Company's outstanding Common Stock, exercisable in certain circumstances. In addition, stockholders of the Company holding approximately 12% of the outstanding Common Stock of the Company have entered into Voting Agreements with Macromedia (the "Voting Agreements") in which they have agreed to vote in favor of the Merger. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as Exhibits to this Current Report on Form 8-K for a more complete understanding of the transaction. Copies of the Merger Agreement, the Stock Option Agreement and the form of the Voting Agreements are attached as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, and a copy of the press release announcing the signing of the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     Finally, on January 16, 2001, the Company announced in a press release its financial results and earnings per share for the fiscal year and fiscal quarter ended December 31, 2000. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (c)      Exhibits

    NUMBER                             TITLE
    ------                             -----

     2.1 Agreement and Plan of Merger dated as of January 16, 2001, by and among Macromedia, Inc., Alaska Acquisition Corporation and Allaire Corporation.

     2.2 Stock Option Agreement dated as of January 16, 2001, by and between Macromedia, Inc. and Allaire Corporation.

     2.3 Form of Voting Agreement dated as of January 16, 2001, by and between Macromedia, Inc. and each of certain individual stockholders of Allaire Corporation.

    99.1 Press Release dated January 16, 2001, entitled "Macromedia and Allaire to Merge."

    99.2 Press Release dated January 16, 2001, entitled "Allaire Reports Year 2000 Financial Results."


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ALLAIRE CORPORATION


Dated: January 23, 2001                      By: /s/ David J. Orfao
                                                 -----------------------------
                                                 David J. Orfao
                                                 President and Chief
                                                 Executive Officer


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                                  EXHIBIT INDEX


    NUMBER                             TITLE
    ------                             -----

     2.1 Agreement and Plan of Merger dated as of January 16, 2001, by and among Macromedia, Inc., Alaska Acquisition Corporation and Allaire Corporation.

     2.2 Stock Option Agreement dated as of January 16, 2001, by and between Macromedia, Inc. and Allaire Corporation.

     2.3 Form of Voting Agreement dated as of January 16, 2001, by and between Macromedia, Inc. and each of certain individual stockholders of Allaire Corporation.

    99.1 Press Release dated January 16, 2001, entitled "Macromedia and Allaire to Merge."

    99.2 Press Release dated January 16, 2001, entitled "Allaire Reports Year 2000 Financial Results."


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